Profit Before Income Tax - Summary of Other Income (Detail) $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2018 USD ($)	Dec. 31, 2018 TWD ($)	Dec. 31, 2017 TWD ($)	Dec. 31, 2016 TWD ($)
Analysis of income and expense [abstract]
Government subsidy	$ 14,242	$ 435,950	$ 341,844	$ 332,758
Interest income	15,231	466,211	306,871	230,067
Dividends income	6,220	190,397	59,039	26,411
Other income	$ 35,693	$ 1,092,558	$ 707,754	$ 589,236